Derivative Financial Instrument - Not designated as Hedging Instrument - Balance Sheet Location (Table) (Details) - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021
Derivative Asset, Current	$ 14,448	$ 555
Derivative Asset, Noncurrent	15,001	8,269
Interest Rate Swap [Member] | Balance Sheet Location [Member]
Derivative Asset, Current	14,448	555
Derivative Asset, Noncurrent	15,001	8,269
Derivative Asset, Total	$ 29,449	$ 8,824